Exhibit 99.2

LiveDeal, Inc.,

and Marquis Industries, Inc.

Pro Forma Consolidated Financial Statements

(unaudited)

Contents

Page

Pro Forma Consolidated Financial Statements:

Pro Forma Consolidated Balance Sheet as of June 30, 2015 (unaudited)	2

Pro Forma Consolidated Statements of Operations for the nine months ended June 30, 2015 (unaudited)	3

Pro Forma Consolidated Statements of Operations for the year ended September 30, 2014 (unaudited)	4

Notes to Pro Forma Consolidated Financial Statements (unaudited)	5

1

Live Deal, Inc.,

and Marquis Industries, Inc.

Pro Forma Consolidated Balance Sheet

June 30, 2015

(unaudited)

		Marquis	Pro forma		Pro forma
	LiveDeal, Inc.	Industries, Inc.	Adjustments		Consolidated
	(historical)	(historical)

Assets
Cash and cash equivalents	$6,605,304	$2,363,163	$(7,163,163)	a	$1,805,304
Accounts receivable, net	914,813	7,904,389			8,819,202
Due from officer	–	229,499	(229,499)	a	–
Inventory, net	2,536,839	10,173,017			12,709,856
Prepaid expenses and other current assets	338,449	1,931,570	(557,732)	a	1,712,287
Total current assets	10,395,405	22,601,638	(7,950,394)		25,046,649
Accounts receivable, long term portion, net	–				–
Property and equipment, net	98,358	14,124,757	(1,586,281)	a	12,636,834
Deposits and other assets	70,243	–			70,243
Intangible assets, net	3,727,287		213,000	a	3,940,287
Goodwill	1,169,904				1,169,904
Total assets	$15,461,197	$36,726,395	$(9,323,675)		$42,863,917

Liabilities and Equity
Liabilities:
Accounts payable	$1,311,013	$4,014,101	$		$5,325,114
Accrued liabilities	2,538,066	644,129			3,182,195
Demand loans	–	697,900	(697,900)	a	–
Notes Payable	483,702	1,917,515	(969,515)	a	1,431,702
Total current liabilities	4,332,781	7,273,645	(1,667,415)		9,939,011

Loan payable - long term	224,364	11,005,424	2,591,066	a	13,820,854
Loan payable - long term, related party			7,000,000	a	7,000,000
Commitments and contingencies	273,500				273,500
Total liabilities	4,830,645	18,279,069	7,923,651		31,033,365

Equity:
Series E convertible preferred stock	10,866				10,866
Common stock	16,904	7,415,447	(7,415,447)	a	16,904
Paid in capital	52,852,222				52,852,222
Accumulated deficit	(42,249,440)	11,031,879	(11,031,879)	a	(42,249,440)
	10,630,552	18,447,326	(18,447,326)		10,630,552
Noncontrolling interest	–	–	1,200,000	a	1,200,000
Total equity	10,630,552	18,447,326	(17,247,326)		11,830,552
Total liabilities and equity	$15,461,197	$36,726,395	$(9,323,675)		$42,863,917

See accompanying notes to pro forma consolidated financial statements.

2

LiveDeal, Inc.,

and Marquis Industries, Inc.

Pro Forma Consolidated Statement of Operations

For the Nine Months ended June 30, 2015

(unaudited)

		Marquis	Pro forma		Pro forma
	LiveDeal, Inc.	Industries, Inc.	Adjustments		Consolidated
	(Historical)	(Historical)

Net revenues	$15,210,436	$47,952,858	$		$63,163,294
Cost of services	8,895,338	35,401,410			44,296,748
Gross profit	6,315,098	12,551,448	–		18,866,546

Operating expenses:
General and administrative expenses	7,429,372	2,767,962	53,250	b	10,250,584
Sales and marketing expenses	4,540,708	4,099,029			8,639,737
Impairment of intangible assets	445,884				445,884
Total operating expenses	12,415,964	6,866,991	53,250		19,336,205
Operating loss	(6,100,866)	5,684,457	(53,250)		(469,659)
Other expense:
Interest expense, net	(4,202,622)	(385,297)	(705,202)	c	(5,293,121)
Other income	(31,137)	42,145			11,008
Gain (loss) on derivative liability	83,580				83,580
Total other expense, net	(4,150,179)	(343,152)	(705,202)		(5,198,533)

Net loss	(10,251,045)	5,341,305	(758,452)		(5,668,192)

Noncontrolling interest	–	103	(916,591)	d	(916,488)

Net loss attributed to LiveDeal, Inc.	$(10,251,045)	$5,341,408	$(1,675,043)		$(6,584,680)

Earnings per share - basic and diluted:	$(0.65)				$(0.36)
Weighted average common shares outstanding:
Basic and diluted	15,766,001				15,766,001

See accompanying notes to pro forma consolidated financial statements.

3

LiveDeal, Inc.,

and Marquis Industries, Inc.

Pro Forma Consolidated Statement of Operations

For the Year Ended September 30, 2014

(unaudited)

		Marquis	Pro forma		Pro forma
	LiveDeal, Inc.	Industries, Inc.	Adjustments		Consolidated
	(Historical)	(Historical)

Net revenues	$7,265,276	$56,421,239	$		$63,686,515
Cost of services	5,226,637	41,669,934			46,896,571
Gross profit	2,038,639	14,751,305	–		16,789,944

Operating expenses:
General and administrative expenses	5,644,218	3,685,458	71,000	b	9,400,676
Sales and marketing expenses	893,705	5,355,215			6,248,920
Total operating expenses	6,537,923	9,040,673	71,000		15,649,596
Operating loss	(4,499,284)	5,710,632	(71,000)		1,140,348
Other expense:
Interest expense, net	(458,934)	(605,521)	(940,269)	c	(2,004,724)
Other income	240,565	(133,343)			107,222
Gain (loss) on derivative liability	56,272				56,272
Total other expense, net	(162,097)	(738,864)	(940,269)		(1,841,230)

Net loss	(4,661,381)	4,971,768	(1,011,269)		(700,882)

Noncontrolling interest	–	(32,458)	(799,808)	d	(832,266)

Net loss attributed to LiveDeal, Inc.	$(4,661,381)	$4,939,310	$(1,811,077)		$(1,533,148)

Earnings per share - basic and diluted:	$(0.35)				$(0.05)
Weighted average common shares outstanding:
Basic and diluted	13,144,248				13,144,248

See accompanying notes to pro forma consolidated financial statements.

4

LiveDeal, Inc.,

and Marquis Industries, Inc.

Notes to Pro Forma Consolidated Financial Statements

NOTE 1 - BASIS OF PRESENTATION

On July 6 and July 7, 2015, the Company, through its newly formed, wholly-owned subsidiary, Live Ventures, Inc. (“Live Ventures”), entered into a series of agreements in connection with its indirect purchase of Marquis Industries, Inc., a Georgia corporation (“Marquis Industries”), and its subsidiaries. The purchase was effectuated between Marquis Affiliated Holdings LLC, a Delaware limited liability company (“Marquis Holdings”) that is 80% owned by Live Ventures, and the shareholders of Marquis Industries. The remaining 20% of Marquis Holdings is owned by the former owners of Marquis Industries.

The purchase price was paid through a combination of debt financing that was provided by (i) the Bank of America Term and Revolving Loan in the aggregate amount of (x) approximately $7.8 million for the term component and (y) approximately $15 million for the revolving component and (ii) a mezzanine loan in an amount of up to $7,000,000 provided by Isaac Capital Fund I, LLC, a private lender whose managing member is Jon Isaac, the chief executive officer of the Company. In connection with operations of Marquis Industries after the closing of the purchase transaction, and as part of the Bank of America Term and Revolving Loan, Marquis Industries may borrow up to $15 million (based on eligibility).

The Bank of America term loan bears interest at a variable rate based on a base rate plus a margin. Monthly payments to Bank of America are approximately $79,000 plus accrued interest. The term component is due and payable in July 2020, which is when the revolving component terminates.

The Isaac Capital Fund I, LLC mezzanine loan bears interest at 12.5% with payment obligations of interest each month and all principal due in January 2021.

The accompanying pro forma consolidated balance sheet presents the accounts of LiveDeal and Marquis as if the acquisition occurred June 30, 2015. The accompanying pro forma consolidated statement of operations presents the accounts of LiveDeal and Marquis for the nine months ended June 30, 2015 and the year ended September 30, 2014 as if the acquisition occurred on October 1, 2013.

The following adjustments would be required if the acquisition occurred as indicated above:

a.	To allocate the purchase price based on the terms of the transactions to include:

•	record cash paid by LiveDeal and Marquis shareholder for interest in Live Ventures of $4,800,000 and $1,200,000 respectively;
•	remove assets not acquired in transactions – cash of $2,363,163; due to officer of $229,499; property and equipment of $1,586,281 and cash surrender value of life insurance of $557,732;
•	record purchased intangible of $213,000;
•	record repayment of existing Marquis debt of $13,620,839;
•	record additional borrowings from Bank of America of $14,544,490 and Isaac Capital Fund of $7,000,000;
•	and to remove equity accounts of Marquis;

b.	To record amortization of the purchased intangible assets assuming an estimated useful life of 36 months;

c.	To record interest expense on the additional debt being taken on by MAH, including the $7,000,000 in mezzanine loan financing; and

d.	To record net income attributed to the 20% noncontrolling interest.

The unaudited consolidated pro forma financial information is presented for informational purposes only and is subject to a number of uncertainties and assumptions and do not purport to represent what the company’s actual performance or financial position would have been had the transaction occurred on the dates indicated and does not purport to indicate the financial position or results of operations as of any future date or for any future period.

5